RESULTS PRESENTATION

Certain statements contained herein are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward- looking terminology, such as “may,” “will,” “believe,” “expect,” “estimate,” "project," "intend," “anticipate,” “continue,” or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those set forth in Item 1A of the Company's Annual Report on Form 10-K, as supplemented by its Quarterly Reports on Form 10-Q, and those related to the economic environment, particularly in the market areas in which the Company operates, inflation and unemployment, competitive products and pricing, real estate values, fiscal and monetary policies of the U.S. Government, tariffs, changes in accounting policies and practices that may be adopted by the regulatory agencies and the accounting standards setters, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, potential goodwill impairment, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity. The Company cautions readers not to place undue reliance on any such forward-looking statements which speak only as of the date they are made. The Company advises readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not assume any duty, and does not undertake, to update any forward-looking statements to reflect events or circumstances after the date of this statement. Forward Looking Statements 2

Provident Bank; Building a Premier Banking Franchise Total Assets $25.8B Total Loans $20.2B Total Deposits $19.8B PPNR ROAA 1.85% ROATCE 16.57% Wealth AUM $4.4B Q3 Insurance Rev $5.1MM Company Overview Geographic Overview • Founded in 1839, longest tenured bank headquartered in New Jersey • 135 branches serving New Jersey, eastern Pennsylvania, and Orange, Queens, and Nassau Counties, New York • Full-service commercial & consumer bank • Strong capital, high asset quality, consistent results • Diversified revenue stream from wealth management and insurance • Quality earnings driven by earning asset growth, expanding margin, operational efficiency and strong credit quality • Lakeland merger fully integrated and cost saves fully realized • Continued focus on evolving digital channels and technology infrastructure TCE 8.40% (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures. 3

Q3 2026 Core Financial Highlights $0.65 Core Diluted EPS 1.30% Core ROAA 1.85% Core PPNR ROAA 16.57% Core ROATCE (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures. 4 Key Metrics Highlights Expanding profitability metrics year-over-year, achieving a 1.30% core ROAA and 16.57% core ROATCE. PPNR growth of $10.8 million, or 10.0% compared to the prior year quarter, resulting in a 1.85% core PPNR ROAA which expanded 9 bps compared to the prior year quarter. Growth in record net interest income and non-interest income drove revenues of $239 million, average interest-earning assets increased $341 million, or 5.8% annualized Strong loan growth activity continued, with total commercial loans increasing 3.4% QoQ annualized and our total loan pipeline remaining strong at $3.03 billion with a weighted average rate approaching 6.50%. Total deposits grew over 5% QoQ annualized, driven primarily by expanding non-interest bearing, core business and municipal balances. Capital ratios remain strong; TBV declined slightly to $16.16 QoQ and grew 6.8% YoY. Approximately 2.2 million shares remained eligible for repurchase.

Expanding Core Net Interest Margin • Net interest income growth of 7% year-over-year benefited from higher net interest margin and earning assets. • Favorable repricing of maturing loans contributed to core net interest margin expansion in Q3. • We continue to manage deposit costs as we grow. 5 2.10% 2.19% 2.10% 1.94% 1.92% 2.02% 4.50% 4.46% 4.02% 3.75% 3.75% 3.79% 0% 1% 2% 3% 4% 5% 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 Deposit Cost vs Fed Funds Cost of Total Deposits Avg Fed Funds Rate (Upper Bound) $194 $197 $194 $203 $208 3.43% 3.44% 3.40% 3.48% 3.50% 2.94% 3.01% 3.04% 3.09% 3.16% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2.20% 2.40% 2.60% 2.80% 3.00% 3.20% 3.40% 3.60% $177 $182 $187 $192 $197 $202 3Q25 4Q25 1Q26 2Q26 3Q26 Net Interest Income ($mm) and Core Margin Net interest income NIM NIM (core)

Sustained, Diverse Loan Growth 6 • The commercial lending team originated $546.6 million of new production in the third quarter of 2026, resulting in 3.3% net commercial annualized loan growth for the quarter. Pay-offs for the third quarter were $268.4 million, which compared to $348.5 million for the same period last year and $342.9 million in the prior quarter. • C&I line utilization was 43.46% as of September 30, 2026, compared to 47.28% in the prior quarter. • Total loan pipeline of $3.03 billion as of September 30, 2026, with a weighted average interest rate approaching 6.50%, compared to a total loan pipeline of $3.09 billion for the prior quarter. 2,870 2,745 3,115 3,173 3,030 884 1,071 664 868 759 1,844 2,006 1,754 1,991 1,801 - 500 1,000 1,500 2,000 2,500 3,000 3,500 3Q25 4Q25 1Q26 2Q26 3Q26 Pipeline vs Originations ($ in millions) Pipeline Originations LOC ($ in millions) 3Q26 2Q26 QoQ $ Growth Annualized % Growth C&I loans 5,237$ 5,251$ (14)$ -1.06% CRE loans 7,605 7,502 103 5.45% Construction loans 695 639 56 34.77% Multi-Family loans 3,842 3,807 35 3.65% Mortgage Warehouse lines 283 314 (31) -39.17% Total Commercial Loans 17,662$ 17,513$ 149$ 3.38% Residential Mortgage 1,911 1,939 (28) -5.73% Consumer Loans 611 607 4 2.61% Total Gross Loans 20,184$ 20,059$ 125$ 2.47% EOP HFI Loans– YoY

Granular and Relationship Focused Funding Model • The average cost of deposits, including non-interest-bearing deposits, increased 10 basis points to 2.02% for the quarter ended September 30, 2026 compared to June 30, 2026. • Total core business deposits increased $212.0 million or 13.73% annualized for the quarter ended September 30, 2026. • Municipal deposits increased $113 million or 12.56% annualized for the quarter ended September 30, 2026. 7*Includes Brokered Deposits and Swap Collateral ($ in millions) 3Q26 2Q26 QoQ $ Growth Annualized % Growth Non-interest bearing 3,831$ 3,777$ 54$ 5.68% Interest bearing core 8,187 8,146 41 1.98% Municipal 3,679 3,566 113 12.56% CDs 2,755 2,688 67 9.90% Wholesale deposits* 1,355 1,368 (13) -3.77% Total deposits 19,807$ 19,545$ 262 5.31% EOP Deposits by Product– YoY 20% 19% 19% 19% 19% 42% 41% 42% 42% 41% 20% 21% 21% 20% 19% 14% 14% 14% 14% 14% 4% 6% 4% 5% 8% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3Q25 4Q25 1Q26 2Q26 3Q26 Average Total Client Deposit Mix Non-interest bearing Interest bearing core Municipal CDs Wholesale deposits

Emphasis on Growing Fee Income 8 • Beacon Trust remains highly focused on growth and retention. • Insurance agency income grew $803,000 this quarter compared to the prior year quarter, due to strong retention and new business activity. • The bank continues to have a strong pipeline for additional SBA loan sales for the remainder of 2026. *Excludes net gains on securities QTD QoQ $ Growth3Q25QoQ $ Growth2Q263Q26($ in thousands) $ (1,050)$ 11,336 $ (1,973)$ 12,259 $ 10,286 Fees 476 7,349 308 7,517 7,825 Wealth management 803 3,934 (935)5,672 4,737 Insurance 3,817 2,662 2,681 3,798 6,479 Bank-owned life insurance (897)1,559 (1,429)2,091 662 Other income (62)512 (495)945 450 Gain on sale of SBA loans $ 3,087 $ 27,352 $ (1,843)$ 32,282 $ 30,439 Total non-int. income* 35% 24% 19% 15% 5% 2% Fees Wealth management Insurance Bank-owned life insurance Other income Gain on sale of SBA loans FY26 $94,175 39% 27% 18% 9% 5% 2% FY25 $81,371

Focus on Sustained Positive Operating Leverage 9 • Total non-interest expense increased $21.4 million to $140.7 million for the three months ended September 30, 2026, which was primarily attributable to: • A $17.5 million one-time loss on extinguishment of debt due to the accelerated amortization of purchase accounting adjustments • a $2.2 million QoQ increase related to costs associated with our ongoing core system conversion • We remain focused on driving positive operating leverage, and optimizing our non-interest expense alongside investments for future growth Non-interest expense 3Q262Q261Q264Q253Q25($ in thousands) $ 67,958 $ 67,289 $ 66,196 $ 64,316 $ 63,202 Compensation and employee benefits 13,160 12,464 14,985 13,078 12,773 Net occupancy expense 10,369 9,388 9,646 9,110 9,102 Data processing expense 8,563 8,559 8,563 8,578 9,497 Amortization of intangibles 3,661 1,508 ---Core systems conversion expense 17,501 ----Loss on extinguishment of debt 19,469 20,050 17,751 19,608 18,518 Other non-interest expense $ 140,681 $ 119,258 $ 117,141 $ 114,690 $ 113,092 Total non-interest expense 51% 51% 52% 50% 50% 47% 47% 48% 46% 46% 42% 44% 46% 48% 50% 52% 54% 3Q25 4Q25 1Q26 2Q26 3Q26 Efficiency Ratio Efficiency Ratio Efficiency Ratio-excl amort expense

Maintaining Strong Balance Sheet • Stable insured deposit base, brokered deposits only 6.1% of total deposits as of September 30, 2026 • Total insured and collateralized deposits as of 09/30/26, totaled $13.7B or 69.4% of our total deposit portfolio • Strong regulatory capital ratios at bank and holding company, comfortably above well-capitalized ratios • Additional 3Q26 ratios: • 399.4% Adjusted CRE Concentration Ratio • 26% Construction Concentration Ratio • Payout ratio of 45.0% QTD, inclusive of dividends and buybacks 10* TCE Ratio is calculated at holding company level 6.5 % well- capitalized 5 % well- capitalized $8.8 B available liquid funds and borrowing capacity FHLB, $4.8 B FRB Discount Window, $3.0 B Unencumbered Securities, $0.3 B Cash, $0.1 B Liquidity Diversification FHLB FRB Discount Window Unencumbered Securities Cash 12.5% 10.6% 13.4% 8.40% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% CET 1 Leverage Total Risk Based TCE Ratio * Well Above Capital Minimums 5% well- capitalized 6.5 well- capitalized 10% well- capitalized

Managing CRE Concentration Lower 11 ($ in thousands) *Excludes purchase accounting amounts 433.4% 432.2% 428.6% 427.8% 425.5% 403.0% 399.5% 398.5% 399.7% 399.4% $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 3Q25 4Q25 1Q26 2Q26 3Q26 Managing CRE Concentration Land CRE Multifamily Construction & Land Development Construction 1-4 CRE Concentration Ratio Adj. CRE Concentration Ratio*

Consistently Strong Credit Metrics 0.97% 0.95% 0.90% 0.92% 0.94%Total allowance to total loans 0.52% 0.40% 0.73% 0.68% 0.69%Total non-performing loans to total loans 0.41% 0.32% 0.58% 0.54% 0.55% Total non-performing assets as a percentage of total assets 3Q25 2Q26 3Q264Q25 1Q26 0.11% 0.09% 0.06% 0.04% 0.05%Net charge-off ratio • Non-performing loans increased $3.2 million to $140.1 million compared to the prior quarter, while total accruing past-due loans increased $900,000 to $22.4 million. Within past-due loans, total commercial past-due loan decreased $3.8 million to $2.4 million. • Total net charge-offs of $2.4 million for the quarter represented an annualized 0.05% of loans. 12

Favorable Core Performance Trends (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures. 13 1.16% 1.34% 1.29% 1.27% 1.30% 1.05% 1.10% 1.15% 1.20% 1.25% 1.30% 1.35% 1.40% 3Q25 4Q25 1Q26 2Q26 3Q26 Adjusted ROAA (1) (Annualized Core /average assets) 1.76% 1.78% 1.75% 1.87% 1.85% 1.65% 1.70% 1.75% 1.80% 1.85% 1.90% 3Q25 4Q25 1Q26 2Q26 3Q26 Core PPNR ROAA (1) (Annualized Core PPNR /average assets) 16.01% 17.54% 16.54% 16.18% 16.57% 15.00% 15.50% 16.00% 16.50% 17.00% 17.50% 18.00% 3Q25 4Q25 1Q26 2Q26 3Q26 Core ROATCE (1) (Annualized Core net income /average tangible stockholders' equity)

2026 Guidance • 2026: 5-6% annualized loan growth Loans • 2026: 5-6% annualized deposit growthDeposits • 2026: Balances expected to fluctuate based on loan, deposit and securities cash flowsBorrowings • 2026: 3.45-3.50% reported and 1-2 bps of core margin expansion in the 4th quarterNet Interest Margin • Current strong asset quality metrics, provision driven by growth and economic forecast with expected charge-off ratio of 5 to 10 bps for 2026Asset Quality • 2026: $29 million in the 4th quarterNon-interest Income • 2026: operating expense between $118 and $120 Million* for the 4th quarter, operating expense ratio target ~1.85% and efficiency ratio ~50.0%Non-interest Expense 14 * This excludes non-recurring systems conversion costs.

APPENDIX 15

Net Interest Margin Analysis 3.80% 3.89% 3.87% 3.80% 3.99% 4.18% 6.01% 6.09% 5.98% 5.85% 5.90% 5.94% 5.68% 5.76% 5.66% 5.53% 5.61% 5.68% 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 Asset Yields Securities Net Loans Total interest-earning assets 2.62% 2.67% 2.60% 2.39% 2.37% 2.50% 3.94% 3.96% 3.94% 3.90% 3.91% 4.01% 2.94% 2.96% 2.83% 2.71% 2.71% 2.79% 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 Interest-Bearing Liabilities Total Deposits Total Borrowings Total Interest-Bearing Liabilities 3.36% 3.43% 3.44% 3.40% 3.48% 3.50% 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 Net Interest Margin 3.16% 3.43% 3.52% 3.50% 2.90% 3.00% 3.10% 3.20% 3.30% 3.40% 3.50% 3.60% Core Margin +Loans +Securities -Liabilities 16

Focus on Growing Wealth Management Business Advisory 78% Trust & Estate 9% Tax 10% Private Banking 3% $4.4 Billion AUM For 1,039 family relationships * Represents interest on lines of credit to Beacon clients, whose investment accounts are pledged as collateral. 17 145 Provident Bank households are also Beacon clients AVERAGE CLIENT SIZE $4,300,000 AVERAGE FEE 70 bpsEBITDA & NET INCOME (in thousands) EBITDA (FQ2026) $ 8,517 Net Income (FQ2026) $ 2,981 2026 Q3 Total Revenue Advisory 18,371,000$ Trust & Estate 2,032,000$ Mutual Fund 2,349,000$ Interest Income * 743,000$ Total 23,495,000$

Provident Protection Plus, Inc.


Insurance Services Net Income Before Tax
($ in thousands)
$782
$2,878
$1,950
$952
$614
$3,302
$2,080
$1,225
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26
2Q26
3Q26

- Provident Protection Plus, Inc. provides insurance agency services including business, personal and employee benefits insurance products.
- The insurance agency's primary source of revenue is commission income earned from the sale of business and personal property and casualty insurance coverage for its customers with various insurance companies.
- The insurance agency places property and casualty, life and health, and other coverage with about 40 different insurance carriers licensed in 43 states.
- Insurance agency total revenue grew 20% current quarter versus prior year quarter.

Provident Financial Services, Inc.
18

CRE Type Composition 19 Portfolio Characteristics 3.85% of CRE Investment Portfolio10 Largest CRE Loans 2.14% of Total Loan Portfolio10 Largest CRE Loans $2.53 MillionAverage Loan Size Outstanding Total CRE Investment Portfolio = $11.3 Billion* *Excludes Purchase Accounting Adjustments and Construction Loans As of 9/30/2026 MULTI- FAMILY 33.79% RETAIL 23.87% INDUSTRIAL 19.05% MIXED USE 7.75% OFFICE 6.57% SPECIAL USE 4.44% RESIDENTIAL 2.63% HOTEL 1.14% LAND 0.76%

CRE Office Composition • Medical Office: approx. 35% of total office portfolio. Maturity or Reprice by Year $52.32026 $109.12027 $123.92028 $60.12029 $93.22030 $306.62031 AND BEYOND $745.2MTotal No significant central business district exposure Total CRE Office Portfolio = $745.7 million* *Excludes Purchase Accounting and Construction Loans 20 NEW JERSEY 71%MANHATTAN 2% NY NONURBAN 3% Other NY Boroughs 9% PA 10% Out of Market 5%

CRE Investment Portfolio by Property Type* As of 9/30/26 ($ in thousands) *Excludes Purchase Accounting and Construction Loans 21 WARR % OUTSTANDING $ OUTSTANDINGCOUNT PROPERTY TYPE 3.5033.79%3,833,660 1,051 MULTI 3.4523.87%2,708,143 879 RET 3.5919.05%2,160,871 568 INDUS 3.647.75%879,297 677 MIXED 3.706.57%745,198 394OFF 3.654.44%503,265 194 SUP 3.672.63%298,357 679 RESID 3.811.14%129,383 26 HTL 4.210.76%85,813 21 LAND 3.55100.00%11,343,9894,489TOTAL PORTFOLIO

Multi-family Composition (NY and Rent Stabilized sectors) Total NY Multi-family Loans = $642.4 Million *Excludes Purchase Accounting Loans 22 Total multi-family loan portfolio: $3.84 Billion • Of the total, 102 Loans on multi-family properties in the five boroughs of NYC, aggregate outstanding $373.1 million, with an average loan size of $3.7 million. Rent stabilized loan portfolio: <0.93% of total loan portfolio • All performing • Largest loan: $40.7 million with 62% LTV and 1.49x DSCR Multi-family balances by origination Year: • NY 2026 loans: $80.4 MM • NY 2025 loans: $140.0 MM • NY 2024 loans: $37.2 MM • NY 2023 loans: $112.4 MM • NY 2022 loans: $93.6 MM • NY 2021 and prior loans: $191.2 MM • All Multi-family 2026 loans: $255.1 MM • All Multi-family 2025 loans: $528.2 MM • All Multi-family 2024 loans: $260.5 MM • All Multi-family 2023 loans: $477.5 MM • All Multi-family 2022 loans: $569.9 MM • All Multi-family 2021 and prior loans: $1.75B OTHER NY BOROUGHS 50% OTHER NY STATE 42% MANHATTAN 8%

Investment Portfolio 23 Total Investment Portfolio = $3.54 Billion  As of September 30, 2026, the portfolio had a modified duration of 4.2 years and weighted average life of 5.3 years  As of September 30, 2026, the allowance for credit losses on held to maturity securities totaled $22,000 U.S. Treasury Notes 5% Corporate Notes 3% Agency MBS 40% Agency CMO 31% Non Agency CMBS 6% Municipal Bonds 10% Student Loan Pools 1% Agency CMBS 4%

Commitment You Can Count On. Guiding Principles Act with Integrity Be Accountable Promote Teamwork Pursue Excellence Build for the Future Our Pillars. Employee Experience Customer Experience Guiding Principles Our Mission. Commit ever day to deepen our emotional connections with our employees, customers, and the communities we serve by placing them at the center of all we do. Our Vision. A consistently high performing bank, committed to creating advocates for life. 24

Reconciliation of GAAP to Non-GAAP Financial Measures 25 ($ in thousands, except per share data) Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company’s results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company’s industry. Investors should recognize that the Company’s presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety. Reconciliation of GAAP to Non-GAAP Financial Measures ($ in thousands, except per share data) Annualized Core Return on Average Assets, Equity and Tangible Equity Three Months Ended 3Q252Q263Q26 $ 71,720 $ 78,147 $ 69,159 Net Income --17,501 Loss on extinguishment of debt -864 -Executive severance expense -1,508 3,661 Core system conversion expense --465 Loss on discontinued operations -(714)(6,508)Less: income tax expense $ 71,720 $ 79,805 $ 84,278 Core net income 6,639 5,984 5,986 Add: Amortization of intangibles (net of tax) $ 78,359 $ 85,789 $ 90,264 Core net income, net of intangibles $ 24,518,290 $ 25,297,616 $ 25,646,047 Average assets $ 2,738,414 $ 2,897,547 $ 2,923,086 Average stockholders' equity $ 1,941,625 $ 2,126,974 $ 2,160,972 Average tangible stockholders' equity 1.16%1.27%1.30%Core Adjusted ROAA 10.39%11.05%11.44%Core Adjusted ROAE 16.01%16.18%16.57%Core Adjusted ROATCE

Reconciliation of GAAP to Non-GAAP Financial Measures

($ in thousands, except per share data)

Reconciliation of GAAP to Non-GAAP Financial Measures

Core Pre-provision-net-revenue:	**3Q25**	**4Q25**	**1Q26**	**2Q26**	**3Q26**
Net Income	$ 71,720	$ 83,431	$ 79,417	$ 78,147	$ 69,159
Add: provision for credit losses	7,044	(1,213)	(2,116)	9,334	5,240
Add: loss on extinguishment of debt	-	-	-	-	17,501
Add: Executive severance expense	-	-	-	864	-
Add: Core system conversion expense	-	-	-	1,508	3,661
Add: Loss on discontinued operations	-	-	-	-	465
Add: income tax expense	29,895	28,814	30,754	27,914	23,454
Core PPNR	**$ 108,659**	**$ 111,032**	**$ 108,055**	**$ 117,767**	**$ 119,480**
Annualized Core PPNR	$ 431,093	$ 440,507	$ 438,223	$ 472,362	$ 474,024
Average assets	$ 24,518,290	$ 24,775,214	$ 25,026,414	$ 25,297,616	$ 25,646,047
Core PPNR ROAA	**1.76%**	**1.78%**	**1.75%**	**1.87%**	**1.85%**
Core PPNR ROAE	**15.74%**	**15.68%**	**15.25%**	**16.30%**	**16.22%**
Core PPNR ROATCE	**22.20%**	**21.78%**	**20.93%**	**22.21%**	**21.94%**
Core Return on avg tangible equity					
Net income	$ 71,720	$ 83,431	$ 79,417	$ 78,147	$ 69,159
Add: amort of intangibles, net of tax	6,639	5,997	5,986	5,984	5,986
Add: loss on extinguishment of debt	-	-	-	-	17,501
Add: Executive severance expense	-	-	-	864	-
Add: Core system conversion expense	-	-	-	1,508	3,661
Add: Loss on discontinued operations	-	-	-	-	465
Less: income tax expense	-	-	-	(714)	(6,508)
Total adjusted net income (loss)	$ 78,359	$ 89,428	$ 85,403	$ 85,789	$ 90,264
Average stockholders' equity	$ 2,738,145	$ 2,810,166	$ 2,873,113	$ 2,897,562	$ 2,923,086
Less: avg intangible assets	796,789	787,715	779,138	770,573	762,114
Average tangible stockholders' equity	$ 1,941,356	$ 2,022,451	$ 2,093,975	$ 2,126,989	$ 2,160,972
ROATCE	**16.01%**	**17.54%**	**16.54%**	**16.18%**	**16.57%**
Tangible book value per share:					
Stockholder's equity	$ 2,766,766	$ 2,833,212	$ 2,862,869	$ 2,906,985	$ 2,864,491
Less: intangible assets	790,729	782,152	773,585	765,019	756,453
Tangible stockholder's equity	$ 1,976,037	$ 2,051,060	$ 2,089,284	$ 2,141,966	$ 2,108,038
Shares outstanding	130,621,757	130,619,949	130,311,569	130,423,051	130,420,025
Tangible BV per share	**$ 15.13**	**$ 15.70**	**$ 16.03**	**$ 16.42**	**$ 16.16**

Provident Financial Services, Inc.

Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company's industry. Investors should recognize that the Company's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety.

26

Reconciliation of GAAP to Non-GAAP Financial Measures 27 Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company’s results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company’s industry. Investors should recognize that the Company’s presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety. ($ in thousands, except per share data) Annualized Adjusted Non-Interest Expense to Average Assets Three Months Ended 3Q26 Reported non-interest expense 140,681$ Adjustments to non-interest expense: Loss on extinguishment of debt 17,501 Core system conversion expense 3,661 Loss on discontinued operations 465 Adjusted non-interest expense 119,054$ Annualized adjusted non-interest expense 472,334$ Average Assets 25,646,047 Annualized adjusted non-interest expense/average assets 1.84% Three Months Ended Efficiency Ratio Calculation 3Q26 Net Interest income 208,008$ Non-interest income 30,526 Adjustment to non-interest income: Loss on bond sale (87) Adjusted non-interest income 30,439 Total income 238,447$ Adjusted non-interest expense 119,054$ Efficiency ratio 49.93% Less: Amortization of intangibles expense (8,563)$ Net Interest expense-adjusted 110,491$ Adjusted Efficiency ratio 46.34%

Reconciliation of GAAP to Non-GAAP Financial Measures

($ in thousands, except per share data)

Annualized Adjusted Non-Interest Expense to Average Assets

	Three Months Ended				
	3Q26	2Q26	1Q26	4Q25	3Q25
Reported non-interest expense	$ 140,681	$ 119,258	$ 117,141	$ 114,690	$ 113,092
Adjustments to non-interest expense:					
Loss on extinguishment of debt	17,501	-	-	-	-
Core system conversion expense	3,661	1,508	-	-	-
Executive severance expense	-	864	-	-	-
Loss on discontinued operations	465	-	-	-	-
Adjusted non-interest expense	$ 119,054	$ 116,886	$ 117,141	$ 114,690	$ 113,092
Annualized adjusted non-interest expense	$ 472,334	$ 468,828	$ 475,072	$ 455,019	$ 448,680
Average Assets	25,646,047	25,297,616	25,026,414	24,775,214	24,518,290
Annualized adjusted non-interest expense/average assets	**1.84%**	**1.85%**	**1.90%**	**1.84%**	**1.83%**
Less Amortization of Intangible expense	$ (8,563)	$ (8,559)	$ (8,563)	$ (8,578)	$ (9,497)
Adjusted non-interest expense less amortization of intangible expense	$ 110,491	$ 108,327	$ 108,578	$ 106,112	$ 103,595
Annualized adjusted non-interest expense less amortization of intangible expense	$ 438,361	$ 434,498	$ 440,344	$ 420,987	$ 411,002
Average Assets less amortization of intangible assets	$ 24,883,933	$ 24,527,043	$ 24,247,326	$ 23,987,499	$ 23,720,501
Annualized adjusted non-interest expense/average assets less intangible assets	**1.76%**	**1.77%**	**1.82%**	**1.76%**	**1.73%**

Efficiency Ratio Calculation	Three Months Ended				
	3Q26	2Q26	1Q26	4Q25	3Q25
Net interest income	$ 208,008	$ 202,680	$ 193,743	$ 197,411	$ 194,332
Non-interest income	30,526	31,973	31,453	28,311	27,419
Adjustment to non-interest income					
Net gain on securities transactions	(87)	309	-	(690)	(67)
Adjusted non-interest income	30,439	32,282	31,453	27,621	27,352
Total income	$ 238,447	$ 234,962	$ 225,196	$ 225,032	$ 221,684
Adjusted non-interest expense	$ 119,054	$ 116,886	$ 117,141	$ 114,690	$ 113,092
Efficiency ratio (adjusted non-interest expense/income)	**49.93%**	**49.75%**	**52.02%**	**50.97%**	**51.01%**
Less: Amortization of intangible expense	$ (8,563)	$ (8,559)	$ (8,563)	$ (8,578)	$ (9,497)
Adjusted non-interest expense less amortization of intangible expense	$ 110,491	$ 108,327	$ 108,578	$ 106,112	$ 103,595
Efficiency ratio (adjusted non-interest expense less amortization expense/income)	**46.34%**	**46.10%**	**48.21%**	**47.15%**	**46.73%**

Provident Financial Services, Inc.

Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company's industry. Investors should recognize that the Company's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety.

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Q3 2026 RESULTS PRESENTATION